UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

July 20, 2005

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 7.01.     Regulation FD Disclosure.

ITEM 9.01.     Financial Statements and Exhibits

SIGNATURE

Exhibit Index

EX-99     Press release dated July 20, 2005.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.   Regulation FD Disclosure.

At the 2005 Modine Annual Meeting of Shareholders on July 20, 2005 Modine’s President and Chief Executive Officer reviewed the Company’s status and progress. A news release summarizing those comments dated July 20, 2005 is attached hereto as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: July 21, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99	Modine Manufacturing Company’s press release dated July 20, 2005 reviewing the Company’s status and progress.